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                                  EXHIBIT 10.7

                      FIFTH AMENDMENT TO SECOND AMENDED AND
                      RESTATED LOAN AND SECURITY AGREEMENT

     THIS FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("AMENDMENT"), dated effective as of March __, 2002 (the "AMENDMENT EFFECTIVE DATE"), is executed and entered into by and among the financial institutions listed on the signature pages hereof (such financial institutions are referred to herein individually as a "LENDER" and collectively as the "LENDERS"), Bank of America, National Association (in its capacity as agent for the Lenders, the "AGENT"), and Pentacon, Inc. (the "PARENT") and each of the other undersigned subsidiaries of the Parent party to the Agreement.

                                    RECITALS:

     A. The Borrowers, the Lenders, and the Agent are parties to the certain Second Amended and Restated Loan and Security Agreement, dated as of September 30, 1999, as amended by the First Amendment to Second Amended and Restated Loan and Security Agreement dated effective as of November 15, 1999, the Second Amendment to Second Amended and Restated Loan and Security Agreement dated effective as of December 31, 1999, the Third Amendment to Second Amended and Restated Loan and Security Agreement dated effective as of September 30, 1999 and the Fourth Amendment to Second Amended and Restated Loan and Security Agreement dated effective as of October 30, 2001 (collectively, the "AGREEMENT").

     B. The Loan Parties, the Lenders and the Agent have agreed to amend the Agreement as provided below.

     NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

     Section 1.1 DEFINITIONS. Unless otherwise defined in this Amendment, terms defined by the Agreement, where used in this Amendment, shall have the same meanings in this Amendment as are prescribed by the Agreement.

                                    ARTICLE 2
                                   AMENDMENTS

     Section2.1 AMENDMENT TO DEFINITIONS IN SECTION 1.1 OF THE AGREEMENT. Effective as of the Amendment Effective Date, the definitions of "Commitment Termination Date," "Maximum Revolver Amount" and "Stated Termination Date" in
SECTION 1.1 of the Agreement are hereby amended and restated to read in its entirety as follows:

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     "MAXIMUM REVOLVER AMOUNT" means $65,000,000.

     "COMMITMENT TERMINATION DATE" means April 26, 2002.

     "STATED TERMINATION DATE" means April 30, 2002.

     Section 2.2 AMENDMENT IN RESPECT OF DEFINITION OF "COMMITMENT". Effective as of the Amendment Effective Date, the "Commitment" of each Lender hereby is amended to be the amount specified under the heading "Commitment" adjacent to its signature page to this Amendment.

     Section 2.3 AMENDMENT TO SECTION 9.26. Effective as of the Amendment Effective Date, SECTION 9.26 of the Agreement hereby is amended to (i) delete the word "or" after CLAUSE (c) thereof and (ii) add the following prior to the period that follows CLAUSE (d) thereof:

          or (e) make any payment or prepayment of Debt evidenced by the Subordinated Notes.

                                    ARTICLE 3
                              ADDITIONAL AGREEMENTS

     Section 3.1 WEEKLY CASH FLOW PROJECTIONS. Pursuant to, and without limiting, SECTION 7.2(l) of the Agreement, the Loan Parties shall deliver to the Agent, on or before Wednesday of each calendar week (or if such day is not a Business Day, on the next Business Day) beginning on or after the Amendment Effective Date and continuing thereafter, a current forecasted statement of cash flow for the Parent and its consolidated Subsidiaries for the thirteen (13) calendar week period beginning on the first day of such calendar week.

     Section 3.2 RELEASE. In consideration of this Amendment, each of the Loan Parties on its own behalf and on behalf of their respective Subsidiaries, predecessors, successors and assigns (collectively, the "RELEASING PARTIES"), hereby irrevocably and forever releases, remises, discharges and holds harmless the Agent and each Lender and all of their respective officers, directors, employees, agents, attorneys and representatives, and all of their respective predecessors, successors, and assigns, from any and all claims, causes of action, demands, and liabilities of any kind whatsoever, if any, whether direct or indirect, fixed or contingent, liquidated or nonliquidated, disputed or undisputed, asserted or non-asserted, known or unknown, which any of the Releasing Parties has relating in any way to any event, circumstance, occurrence, act, action, or failure to act in connection with or otherwise concerning this Agreement, the other Loan Documents or the transactions contemplated therein from the beginning of time through the Amendment Effective Date.

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                                    ARTICLE 4
                                  MISCELLANEOUS

     Section 4.1 CONDITIONS PRECEDENT. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

          (a) The Agent shall have received all of the following, each dated the date of this Amendment (unless otherwise indicated), in form and substance satisfactory to the Agent:

               (i) AMENDMENT DOCUMENTS. This Amendment and any other agreement, certificate, document, or instrument required by the Agent to be executed or delivered by any Borrower, the Agent, or the Lenders in connection with this Amendment, in each case duly executed (the "AMENDMENT DOCUMENTS");

               (ii) FEES AND EXPENSES. Evidence that the costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by the Agent incident to this Amendment or otherwise required to be paid in accordance with SECTION 15.7 of the Agreement, to the extent incurred and submitted to the Borrowers, shall have been paid in full;

               (iii) ADDITIONAL INFORMATION. The Agent shall have received such additional documents, instruments, and information as the Agent may reasonably request to effect the transactions contemplated hereby; and

               (iv) CONSENTS. All consents required by SECTION 13.2 of the Agreement shall have been obtained.

          (b) The representations and warranties contained herein, in the Agreement, and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof (except those, if any, which by their terms specifically relate only to a different date).

          (c) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all other agreements, documents, and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be satisfactory to the Agent.

          (d) No Default or Event of Default shall have occurred and be continuing.

     Section 4.2 REPRESENTATIONS AND WARRANTIES. The Borrowers hereby represent and warrant to, and agree with, the Agent, for the benefit of the Lenders, that, as of the date of and after giving effect to this Amendment, (a) the execution, delivery, and performance of this Amendment and any and all other Amendment Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of each of the Borrowers (as applicable) and will not violate any of such Borrower's certificate of incorporation or bylaws, (b) all representations

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and warranties set forth in the Agreement and in any other Loan Document are true and correct as if made again on and as of such date (except those, if any, which by their terms specifically relate only to a different date) in the Agreement), (d) no Default or Event of Default has occurred and is continuing,
(e) the Agreement (as amended by this Amendment), and all other Loan Documents are and remain legal, valid, binding, and enforceable obligations in accordance with the terms thereof, and (f) the certifications delivered to the Agent under CLAUSE (i), CLAUSE (ii), CLAUSE (iii), and CLAUSE (iv) of SECTION 10.1(a) of the Agreement remain true, correct, and complete as of the Amendment Effective Date.

     Section 4.3 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Agent or any Lender, or any closing, shall affect the representations and warranties or the right of the Agent and the Lenders to rely upon them.

     Section 4.4 REFERENCE TO AGREEMENT. Each of the Loan Documents, including the Agreement, the Amendment Documents, and any and all other agreements, documents, or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement, whether direct or indirect, shall mean a reference to the Agreement as amended hereby.

     Section 4.5 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     Section 4.6 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of the Agent, the Lenders, the Borrowers, and their respective successors and assigns, except no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent and the Lenders.

     Section 4.7 GENERAL. This Amendment, when signed by each signatory as required by the Agreement (a) shall be deemed effective prospectively as of the Amendment Effective Date, (b) contains the entire agreement among the parties and may not be amended or modified except in writing signed by all parties as required by the Agreement, (c) shall be governed and construed according to the laws of the State of Texas, and (d) may be executed in any number of counterparts, each of which shall be valid as an original and all of which shall be one and the same agreement. A telecopy or other electronic transmission of any executed counterpart shall be deemed valid as an original.

     THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL

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     AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE
     PARTIES.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers in several counterparts effective as of the date specified in the introductory paragraph hereof.


                                     LOAN PARTIES:
                                     ------------

                                     PENTACON, INC.


                                     By: /s/ JAY D. MCFADYEN
                                         ---------------------------------------
                                     Name:  Sr Vice President & General Counsel
                                          --------------------------------------
                                     Title: Jay D. McFadyen
                                           -------------------------------------


                                     PENTACON AEROSPACE GROUP, INC., a Nevada corporation and successor by merger to Texas International Aviation, Inc., West Coast Aero Products Holding Corp., Pollard Acquisition Corp., ASI Aerospace Group, Inc. and Alatec Products, Inc.
                                     ALATEC  CABLE HARNESS &
                                     ASSEMBLY DIVISION, INC.
                                     ALATEC FASTENER AND COMPONENT GROUP, INC.
                                     ALATEC RACE, INC.
                                     TRACE ALATEC SUPPLY COMPANY, INC.


                                     By: /s/ JAY D. MCFADYEN
                                         ---------------------------------------
                                     Name:   Jay D. McFadyen
                                          --------------------------------------
                                     Title: Sr. Vice President & General Counsel
                                           -------------------------------------


                                     PENTACON INDUSTRIAL GROUP, INC, a Nevada corporation and successor by merger to AXS Solutions, Inc., Maumee Industries, Inc. and Sales Systems Limited

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                                     By: /s/ JAY D. MCFADYEN
                                        ----------------------------------------
                                     Name:   Jay D. McFadyen
                                          --------------------------------------
                                     Title: Sr Vice President & General Counsel
                                           -------------------------------------


                                     PENTACON USA, L.P., a Texas limited
                                     partnership  and successor by merger to
                                     Pace Products, Inc. and Capitol Bolt &
                                     Supply, Inc.

                                     By:     JIT Holdings, Inc., a Texas
                                             corporation
                                             Its: General Partner

                                             By: /s/ JAY D. MCFADYEN
                                                --------------------------------
                                             Name:   Jay D. McFadyen
                                                  ------------------------------
                                             Title:  President
                                                   -----------------------------

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                                     THE AGENT:
                                     ----------

                                     BANK OF AMERICA, NATIONAL ASSOCIATION

                                     By: /s/ RICHARD BURKE
                                        ----------------------------------------
                                     Name:   Richard Burke
                                          --------------------------------------
                                     Title:  Sr V.P.
                                           -------------------------------------

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                                     THE LENDERS
                                     -----------

Commitment: $26,000,000              BANK OF AMERICA, NATIONAL ASSOCIATION
Pro Rata Share: 40.0%


                                     By: /s/ RICHARD BURKE
                                        ----------------------------------------
                                     Name:   Richard Burke
                                         ---------------------------------------
                                     Title:  Sr V.P.
                                           -------------------------------------


Commitment:  $13,000,000             FLEET CAPITAL CORPORATION
Pro Rata Share:  20.0%

                                     By: /s/ H MICHAEL WILLS
                                        ----------------------------------------
                                     Name:   H. Michael Wills
                                         ---------------------------------------
                                     Title:  Senior Vice President
                                           -------------------------------------


Commitment:  $13,000,000             PNC BANK, NATIONAL ASSOCIATION
Pro Rata Share:  20.0%

                                     By: /s/ LAWRENCE WEINSTEIN
                                         ---------------------------------------
                                     Name:   Lawrence Weinstein
                                          --------------------------------------
                                     Title:  Vice President
                                           -------------------------------------


Commitment:  $13,000,000             UNION BANK OF CALIFORNIA, N.A.
Pro Rata Share:  20.0%

                                     By: /s/ GREG F. ENNIS
                                         ---------------------------------------
                                     Name:   Greg F. Ennis
                                          --------------------------------------
                                     Title:  Vice President
                                           -------------------------------------